Exhibit 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Olivier Mallet, certify that, to my knowledge, the Annual Report of Pechiney on Form 20-F for the year ended December 31, 2002, as amended by this Form 20-F/A, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of Pechiney as of the dates and for the periods set forth therein.

Date: October 24 , 2003	/s/ Olivier Mallet ________________________________________ Name : Olivier Mallet Ttile : Chief Financial Officer